SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 12, 2004
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                                ACTIVISION, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-12699                  95-4803544
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(State or Other Jurisdiction        (Commission              (IRS Employer
    of Incorporation)               File Number)          Identification No.)


        3100 Ocean Park Blvd., Santa Monica,                  CA 90405
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      (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code (310) 255-2000
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                                       NA
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

          (c)  Exhibits.

               99.1 Press Release of Activision, Inc., dated February 12, 2004.

Item 9.   Regulation FD Disclosure.

     On February 12, 2004, Activision, Inc. issued a press release announcing a three-for-two stock split, which shall be effected by a 50% stock dividend to shareholders of record as of February 23, 2004 and payable on March 15, 2004. The press release is attached hereto as Exhibit 99.1.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2004

                                 ACTIVISION, INC.

                                 By:/s/ George Rose
                                    -----------------------------
                                    Name:  George Rose
                                    Title: Senior Vice President
                                           and General Counsel

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